18 Exhibits 18.3 - 18.4

18.4 Exhibit 8 List of subsidiaries

The following is a list of the Company’s subsidiaries (except for certain subsidiaries that, in the aggregate, would not be a “significant subsidiary” as defined in rule 1-02 (w) of Regulations S-X as of 31 December 2013). Unless otherwise stated, the Company holds directly or indirectly 100% of the subsidiaries listed below.

Company	Country of incorporation

Advanced Technology Laboratories Argentina S.A.	Argentina

Fábrica Austral de Productos Eléctricos Sociedad Anónima (65%)	Argentina

Philips Argentina Sociedad Anónima	Argentina

Saeco Argentina SA	Argentina

SAFINA S.A. de Capitalización y Ahorro	Argentina

Discus Dental Australia Pty. Limited	Australia

Dynalite Intelligent Light Pty. Limited	Australia

Philips Electronics Australia Limited	Australia

Philips Employee Share Plan Pty. Limited	Australia

Philips Saeco Australia Pty. Limited	Australia

Respironics Australia Holdings Pty. Ltd.	Australia

Respironics Australia Pty. Ltd.	Australia

Saeco Australia Pty Ltd. (60%)	Australia

Saeco South Australia Pty. Ltd. (60%)	Australia

WMGD Pty. Limited	Australia

Discus Dental Austria GmbH	Austria

Industriegrundstücks-Verwaltungsgesellschaft m.b.H.	Austria

Philips Austria GmbH	Austria

WOOX Innovations Austria GmbH	Austria

Philips Electronics Bangladesh Private Limited	Bangladesh

The Foreign Private Consulting-Trading Unitary Enterprise “Philips-Belorussia” of Company Philips’ Radio B.V.	Belarus

Discus Dental Belgium	Belgium

Lighting Group PLI Holding	Belgium

Philips Belgium	Belgium

Philips Consumer Products	Belgium

Philips Home Control Belgium	Belgium

Philips Innovative Applications	Belgium

Philips Properties	Belgium

PITS	Belgium

Ring Station I	Belgium

Sedena Financial Services	Belgium

WOOX Innovations Belgium	Belgium

CIV Comércio e Importação Vitória Ltda.	Brazil

Discus Dental Brasil Comercio de Produtos Odontologicos LTDA.	Brazil

Dixtal Biomédica Indústria e Comércio Ltda.	Brazil

Dixtal Tecnologia Indústria e Comércio Ltda.	Brazil

Helfont Participações Ltda.	Brazil

Inbraphil—Indústrias Brasileiras Philips Ltda.	Brazil

Indal do Brazil, Ltda.	Brazil

Philips Clinical Informatics—Sistemas de Informação Ltda.	Brazil

Philips do Brasil Ltda.	Brazil

Philips Eletrônica do Nordeste Ltda.	Brazil

Philips Medical Systems Ltda.	Brazil

Saeco Do Brasil Comercio De Equipamentos Ltda	Brazil

Tecso Informática Ltda.	Brazil

WOOX Innovations Indústria Eletrônica Ltda.	Brazil

PHILIPS (B) SDN BHD	Brunei Darussalam

Philips Bulgaria EOOD	Bulgaria

ITV Canada Corp.	Canada

Latin-American Holdings Corporation	Canada

Philips Appliances Ltd.	Canada

Philips Canada Ltd	Canada

280      Annual Report 2013

18 Exhibits 18.4 - 18.4

Company	Country of incorporation

Philips Electronic Equipment Ltd.	Canada

Philips Electronics Ltd	Canada

Philips Overseas Holdings Corporation	Canada

Philips Trans-America Holdings Corporation	Canada

W.J. Addison Ltd.	Canada

Inmobiliaria Philips Chilena Limitada	Chile

Philips Chilena S.A.	Chile

WOOX Innovations Chile SpA	Chile

Carex Lighting Equipment (Dongguan) Co., Ltd.	China

Melmedical Co. Ltd.	China

Philips (China) Investment Company, Ltd.	China

Philips Automotive Lighting Hubei Co., Ltd.	China

Philips Consumer Lighting (Ningbo) Co., Ltd.	China

Philips Consumer Luminaires (Shenzhen) Co., Ltd.	China

Philips Consumer Luminaires Manufacturing (Shenzhen) Co. Ltd.	China

Philips Domestic Appliances and Personal Care Company of Zhuhai SEZ, Ltd.	China

Philips Electronics (Shenzhen) Co., Ltd.	China

Philips Electronics (Suzhou) Co., Ltd.	China

Philips Electronics Technology (Shanghai) Co., Ltd.	China

Philips Electronics Trading & Services (Shanghai) Co. Ltd	China

Philips Energy Saving Technology Services (Wuhan) Co., Ltd.	China

Philips Goldway (Shenzhen) Industrial Inc.	China

Philips Healthcare (Suzhou) Co., Ltd.	China

Philips Lighting Electronics (Shanghai) Co., Ltd.	China

Philips Lighting Electronics (Xiamen) Co. Ltd.	China

Philips Lighting Industry (China) Co., Ltd.	China

Philips Lighting Luminaires (Shanghai) Co., Ltd.	China

Philips Luminaires (Chengdu) Co., Ltd.	China

POVOS Electric Appliance (Shanghai) Co., Ltd.	China

Respironics Medical Products (Shenzhen) Ltd.	China

Shanghai Apex Electronics Technology Co., Ltd.	China

Shanghai Li Yi Energy Saving Technology Co., Ltd.	China

WOOX Innovations (Shanghai) Commercial Co., Ltd.	China

WOOX Innovations (Shenzhen) Co., Ltd.	China

Philips Colombiana S.A.S.	Colombia

Philips d.o.o.	Croatia

Philips Ceská republika s.r.o.	Czech Republic

Dameca A/S	Denmark

Luceplan A/S	Denmark

Philips Danmark A/S	Denmark

WOOX Innovations Denmark A/S	Denmark

Philips Dominicana S.R.L.	Dominican Republic

Philips Lighting Ecuador C.A.	Ecuador

Philips Egypt (Limited Liability Company)	Egypt

Philips Lighting Central America, Sociedad Anónima de Capital Variable	El Salvador

Medith Oy	Finland

Philips Oy	Finland

3E International, S.A.S.	France

Compagnie Française Philips	France

Emergences Medicales et Technologies	France

Modular Lighting France	France

Philips France	France

S.C.I. Opéra-Sèvres	France

Annual Report 2013      281

18 Exhibits 18.4 - 18.4

Company	Country of incorporation

Saeco France	France

Société Service de Propriété Industrielle et de Documentation	France

WOOX Innovations France SAS	France

JJI Lighting Group GmbH Europe	Germany

Luceplan GmbH	Germany

Philips Deutschland GmbH	Germany

Philips GmbH	Germany

Philips Medical Systems DMC GmbH	Germany

Philips Medizin Systeme Böblingen GmbH	Germany

Philips Medizin Systeme Hofheim-Wallau GmbH	Germany

Philips SC Unterstützungskasse GmbH	Germany

Philips Technologie GmbH	Germany

Philips Technologie Lübeckertordamm 5 Vierte Verwaltungs-GmbH	Germany

Respironics Deutschland GmbH & Co. KG	Germany

Respironics Deutschland Verwaltungsgesellschaft mbH	Germany

Saeco GmbH	Germany

Silicon Manufacturing Itzehoe SMI GmbH	Germany

Titan ASM Germany GmbH	Germany

WOOX Innovations Germany GmbH	Germany

Philips Ghana Limited	Ghana

Philips Hellas S.A. Commercial and Industrial Co. for Electrotechnical Products, Lighting and Medical Systems	Greece

Framas Lightings Limited	Hong Kong

Massive Asia Pacific Ltd.	Hong Kong

Melhk Ltd	Hong Kong

NCW (Holdings) Limited	Hong Kong

Philips Electronics Hong Kong Limited	Hong Kong

Philips Entertainment Lighting Asia Limited	Hong Kong

Philips Hengdian Lighting (HK) Holding Limited	Hong Kong

Philips Opera Limited	Hong Kong

Philips Optical Video Hong Kong Limited	Hong Kong

Respironics (HK) Ltd.	Hong Kong

Respironics Technotrend Limited	Hong Kong

SuperLight Trading Limited	Hong Kong

Wegot Investment Limited	Hong Kong

WOOX Innovations Limited	Hong Kong

PHILIPS INDUSTRIES Hungary Electronical Mechanical Manufacturing and Trading Limited Liability Company	Hungary

Philips IPSC Tamasi Kft.	Hungary

Philips Magyarország Kereskedelmi Kft.	Hungary

Philips India Limited (96.13%)	India

Preethi Kitchen Appliances Private Limited	India

WOOX Innovations India Private Limited	India

P.T. Philips Industries Batam	Indonesia

PT Philips Indonesia Commercial	Indonesia

PT. Philips Indonesia	Indonesia

Larestine Ireland Ltd.	Ireland

Philips Accounting Services Limited	Ireland

Philips Electronics Ireland Limited	Ireland

Philips Radio Communication Systems Ireland Limited	Ireland

Respironics (Ireland) Limited	Ireland

Saeco IPR Limited	Ireland

Saeco Strategic Services Limited	Ireland

282      Annual Report 2013

18 Exhibits 18.4 - 18.4

Company	Country of incorporation

Silicon B203 Limited	Ireland

The Irish Development Co. Ltd.	Ireland

Tineney Ireland Ltd.	Ireland

Western Biomedical Technologies Limited	Ireland

Philips Electronics (Israel) Ltd	Israel

Philips Medical Systems Technologies Ltd.	Israel

Elfe S.p.A.	Italy

Gaggia S.p.A.	Italy

Ilti Luce S.r.l.	Italy

Luceplan S.p.A	Italy

Pegaso S.r.l. (60%)	Italy

Philips Societa per Azioni	Italy

Saeco International Group S.p.A.	Italy

Saeco Vending S.p.A.	Italy

Tecna S.r.l.	Italy

WOOX Innovations Italy S.r.l.	Italy

Philips Electronics Japan, Ltd.	Japan

Philips Respironics GK	Japan

Philips Kazakhstan LLP	Kazakhstan

Philips East Africa Limited	Kenya

Philips Electronics Korea Ltd.	Korea, Republic of

Philips Baltic SIA	Latvia

Philips Lighting Maseru Pty. Ltd. (44.19%)	Lesotho

Philips Investment Services Luxembourg S.à.r.l.	Luxembourg

Philips Luxembourg	Luxembourg

Philips LumiLeds Lighting Company Sdn. Bhd.	Malaysia

Philips Malaysia Sdn. Berhad	Malaysia

WOOX Innovations Malaysia Sdn. Bhd.	Malaysia

Lightolier de Mexico, S.A. de C.V.	Mexico

Lumisistemas de México, S.A. de C.V.	Mexico

Philips Holding México, S.A. de C.V.	Mexico

Philips Lighting Electromagnetics, S.A. de C.V.	Mexico

Philips Lighting Electronics México, S.A. de C.V.	Mexico

Philips Luminarias de México, S.A. de C.V.	Mexico

Philips Mexicana, S.A. de C.V.	Mexico

Philips Real Estate Services Mexico, S.A. de C.V.	Mexico

Thomas Lighting de Mexico, S.A. de C.V.	Mexico

Philips Electronique Maroc	Morocco

Alkrode B.V.	Netherlands

Argus Imaging B.V. (80%)	Netherlands

B.V. Bewaarder Professor Holstlaan	Netherlands

B.V. Expeditiekantoor v/h A. Wouters & Co	Netherlands

B.V. Woningbouw Exenkaf	Netherlands

Consort Investments B.V.	Netherlands

De Vitrite Fabriek (The Vitrite Works) B.V.	Netherlands

Discus Dental Europe B.V.	Netherlands

Dordtse Metaalindustrie “Johan de Witt” B.V.	Netherlands

Electrologica B.V.	Netherlands

Exenkaf Holding B.V.	Netherlands

Genlyte Holding C B.V.	Netherlands

Genlyte Holding Canada B.V.	Netherlands

Hilvarenbeek Training Services B.V.	Netherlands

Industria Technische Verlichting B.V.	Netherlands

Annual Report 2013      283

18 Exhibits 18.4 - 18.4

Company	Country of incorporation

Industriële Ontwikkelings-Maatschappij B.V.	Netherlands

Lifeline Systems Holding B.V.	Netherlands

Maatschappij voor Onroerend Goed “De Nieuwe Erven” B.V.	Netherlands

Matevu Import Export B.V.	Netherlands

Metaaldraadlampenfabriek “Volt” B.V.	Netherlands

Modular Lighting Nederland B.V.	Netherlands

NavPart II B.V.	Netherlands

Noble Europe B.V.	Netherlands

Philips and Optogan LED Road Lighting Solutions B.V. (51%)	Netherlands

Philips Components B.V.	Netherlands

Philips Consumer Communications B.V.	Netherlands

Philips Consumer Electronics Export B.V.	Netherlands

Philips Consumer Lifestyle B.V.	Netherlands

Philips Consumer Lifestyle International B.V.	Netherlands

Philips Consumer Relations B.V.	Netherlands

Philips DAP Suzhou Holding B.V.	Netherlands

Philips DAP Zhuhai Holding B.V.	Netherlands

Philips Digital Video Systems (Breda) B.V.	Netherlands

Philips Electronics China B.V.	Netherlands

Philips Electronics Middle East & Africa B.V.	Netherlands

Philips Electronics Nederland B.V.	Netherlands

Philips Electronics Representative Offices B.V.	Netherlands

Philips Electronics Technology Shanghai Holding B.V.	Netherlands

Philips Export B.V.	Netherlands

Philips High Tech Plastics B.V.	Netherlands

Philips Imaging Systems China Holding B.V.	Netherlands

Philips International B.V.	Netherlands

Philips Investment Services B.V.	Netherlands

Philips Lighting B.V.	Netherlands

Philips Lighting Electronics Shanghai Holding B.V.	Netherlands

Philips Lighting Holding B.V.	Netherlands

Philips LumiLeds Holding B.V.	Netherlands

Philips Lumileds Lighting Company (Holding) B.V. (97%)	Netherlands

Philips Lumileds Lighting Company B.V.	Netherlands

Philips Medical Systems International B.V.	Netherlands

Philips Medical Systems Nederland B.V.	Netherlands

Philips Nederland B.V.	Netherlands

Philips Participations B.V.	Netherlands

Philips Patient Monitoring Systems China Holding B.V.	Netherlands

Philips’ Radio B.V.	Netherlands

Philips Real Estate Investment Management B.V.	Netherlands

Philips Venture Capital Fund B.V.	Netherlands

Philips Warehouse & Services B.V.	Netherlands

Respironics Holding France B.V.	Netherlands

Respironics Holding Japan B.V.	Netherlands

Respironics Holding Switzerland B.V.	Netherlands

Respironics Holding UK B.V.	Netherlands

Respironics Netherlands B.V.	Netherlands

Siera Electronics B.V.	Netherlands

Super Club International B.V.	Netherlands

Tijm Holding B.V.	Netherlands

Van der Heem B.V.	Netherlands

Wave 3D Format B.V.	Netherlands

284      Annual Report 2013

18 Exhibits 18.4 - 18.4

Company	Country of incorporation

WOOX Innovations Netherlands B.V.	Netherlands

Discus Dental New Zealand	New Zealand

Philips New Zealand Limited	New Zealand

Saeco Australia & NZ Ltd. (70%)	New Zealand

Philips Innovations Nigeria Limited	Nigeria

Philips Norge AS	Norway

WOOX Innovations Norway AS	Norway

Philips Electrical Industries of Pakistan Limited (99.96%)	Pakistan

GT Mexican Holding Corp.	Panama

Philips Caribbean Panamá, Inc.	Panama

Philips SEM S.A.	Panama

WOOX Innovations Panama Inc.	Panama

Philips Peruana S.A.	Peru

WOOX Innovations Peru S.A.	Peru

Assembléon Philippines, Inc.	Philippines

Philips Electronics and Lighting, Inc.	Philippines

RCM Manufacturing	Philippines

Indal Polska, Sp.z.o.o.	Poland

Manufacturers Services Poland Sp.z.o.o.	Poland

Philips Lighting Bielsko Sp.z.o.o.	Poland

Philips Lighting Poland S.A.	Poland

Philips Polska Sp.z.o.o.	Poland

Saeco Professional Poland Sp.z.o.o.	Poland

WOOX Innovations Poland Sp. z o.o.	Poland

WOOX Services Poland Sp. z o.o.	Poland

Philips Portuguesa, S.A.	Portugal

Philips Medical Systems Puerto Rico, Inc.	Puerto Rico

Philips Romania S.R.L.	Romania

Sogeco Romania S.r.l.	Romania

OOO Philips and Optogan LED Road Lighting Solutions	Russian Federation

WOOX Innovations Eurasia LLC	Russian Federation

Limited Liability Company “Philips”	Russian Federation

Philips Medical Systems, L.L.C.	Russian Federation

ZAO Idman MOW	Russian Federation

Philips Healthcare Saudi Arabia Limited (50%)	Saudi Arabia

Home Control Singapore Pte. Ltd.	Singapore

Philips Electronics Singapore Pte Ltd	Singapore

Philips Optical Video Singapore Pte. Ltd.	Singapore

WOOX Innovations Singapore Pte. Ltd.	Singapore

Philips Slovakia s.r.o.	Slovakia

Philips Slovenija trgovina, d.o.o.	Slovenia

Philips Africa (Proprietary) Limited	South Africa

Philips Lighting Solutions (Pty) Ltd.	South Africa

Philips Medical Systems (Proprietary) Limited	South Africa

Philips South Africa (Proprietary) Limited	South Africa

Indal Corporación de Negocios, S.L.U.	Spain

Industrias Derivadas del Aluminio, S.L.	Spain

Philips Ibérica, S.A.	Spain

Philips Indal, S.L.	Spain

Saeco Iberica S.A.	Spain

Saeta die Casting, S.L.	Spain

WOOX Innovations Spain, S.L.	Spain

Ljusgruppen Aktiebolag	Sweden

Annual Report 2013      285

18 Exhibits 18.4 - 18.4

Company	Country of incorporation

Philips Aktiebolag	Sweden

Philips Consumer Luminaires Sweden AB	Sweden

Philips Digital Mammography Sweden AB	Sweden

WOOX Innovations Sweden AB	Sweden

Imel AG	Switzerland

Modular lighting switzerland AG	Switzerland

Philips AG	Switzerland

WOOX Innovations Switzerland AG	Switzerland

EBT Technology, Inc.	Taiwan

Philips Taiwan Ltd.	Taiwan

WOOX Innovations Taiwan Limited	Taiwan

Philips Electronics (Thailand) Ltd.	Thailand

Philips Marketing et Services SARL	Tunisia

Türk Philips Ticaret Anonim Sirketi	Turkey

WOOX Innovations Elektronik Ticaret Anonim Sirketi	Turkey

Limited Liability Company “Philips Ukraine”	Ukraine

WOOX Innovations Ukraine LLC	Ukraine

Avent Finance Limited	United Kingdom

Avent Group Limited	United Kingdom

Avent Holdings Limited	United Kingdom

Avent Limited	United Kingdom

Dynalite Europe Limited	United Kingdom

Invivo UK Ltd.	United Kingdom

Massive Holding UK Limited	United Kingdom

Mullard Ltd.	United Kingdom

Philips Consumer Luminaires UK Limited	United Kingdom

Philips Electronics UK Limited	United Kingdom

Philips Healthcare Informatics Limited	United Kingdom

Philips Lamps and Luminaires Limited	United Kingdom

Philips Lighting Limited	United Kingdom

Philips Medical Systems UK Limited	United Kingdom

Philips Trustee Company Limited	United Kingdom

Philips U.K. Limited	United Kingdom

Respironics (UK) Limited	United Kingdom

Respironics Ltd.	United Kingdom

Respironics Respiratory Drug Delivery (UK) Ltd.	United Kingdom

Respironics UK Holding Company Limited	United Kingdom

Strand Lighting Europe Limited	United Kingdom

Translite Limited	United Kingdom

WOOX Innovations UK Limited	United Kingdom

WRTL Exterior Lighting, Ltd.	United Kingdom

370 West Trimble Road Corporation	United States

AllParts Medical, LLC	United States

American Color & Chemical, L.L.C.	United States

AP-CTR Corp.	United States

ATL International LLC	United States

ATL Ultrasound, Inc.	United States

Children’s Medical Ventures, LLC	United States

CT Resources, LLC	United States

Discus Dental Canada, LLC	United States

Discus Dental, LLC	United States

Discus Holdings, Inc.	United States

Discus International, LLC	United States

286      Annual Report 2013

18 Exhibits 18.4 - 18.4

Company	Country of incorporation

Dixtal Medical, Inc.	United States

Genlyte Thomas Group LLC	United States

GTG Holding, Inc.	United States

Invivo Corporation	United States

ITV USA Corp.	United States

Lifeline Systems Company	United States

Lifeline Systems, Inc.	United States

Lighting.Com., Inc.	United States

Luceplan USA, Inc	United States

MRI Devices Corporation	United States

Philips Advanced Metrology Systems, Inc.	United States

Philips Electronics North America Corporation	United States

Philips Electronics Realty, LLC	United States

Philips Healthcare Informatics, Inc.	United States

Philips Holding USA Inc.	United States

Philips IP Exchange, Inc.	United States

Philips Lighting Electronics Company	United States

Philips Lighting North America Corporation	United States

Philips LumiLeds Lighting Company LLC	United States

Philips Medical Financial Services, Inc.	United States

Philips Medical Systems (Cleveland), Inc.	United States

Philips Medical Systems Export, Inc.	United States

Philips Medical Systems MR, Inc.	United States

Philips MPEG Inc.	United States

Philips Oral Healthcare, Inc.	United States

Philips Project Management, LLC	United States

Philips Semiconductor Manufacturing Inc.	United States

Philips Semiconductors Inc.	United States

Philips Ultrasound, Inc.	United States

Project Realty LLC	United States

Raytel USA, Inc.	United States

Remediation Services, Inc.	United States

Respironics Bermuda Ltd.	United States

Respironics California, Inc.	United States

Respironics Colorado, Inc.	United States

Respironics Logistics Services, LLC	United States

Respironics Novametrix, LLC	United States

Respironics, Inc.	United States

RI Finance, Inc.	United States

RI Licensing, Inc.	United States

RIC Investments, LLC	United States

Shakespeare Composite Structures LLC	United States

Strand Lighting, LLC	United States

The Addison Company Inc.	United States

The Genlyte Group Incorporated	United States

Translite Sonoma, LLC	United States

U.S. Philips Corporation	United States

VISICU, Inc.	United States

Witt Biomedical Corporation	United States

Yort Inc.	United States

Zymed Puerto Rico, Inc.	United States

Philips Uruguay S.A.	Uruguay

Industrias Venezolanas Philips, S.A.	Venezuela

Philips Electronics Vietnam Limited	Vietnam

Annual Report 2013      287